Income Taxes - Schedule of Tax Effects of Temporary Differences that Give Rise to Significant Portions of the Deferred Tax Asset (Details) - USD ($)	Sep. 30, 2024	Sep. 30, 2023
Deferred tax assets:
Allowance for expected credit losses	$ 202,245
Allowance for bad debt	47,416	392,713
Loss carryforward	318,856	2,076
DTA allowance	(17,643)	(2,076)
Total	$ 550,874	$ 392,713